                                 Exhibit 11(c)

                            Consent of Ropes & Gray

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 20 to the Registration Statement (Nos. 33-12608 and 811-5059) of HighMark Funds on Form N-1A under the Securities Act of 1933, as amended.




                                  Ropes & Gray

Washington, D.C.
February 25, 1997